EXHIBIT 32. (1)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for Black Diamond Holdings Corporation (the “Company”) on Form 20-F for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Bradley J. Moynes, Chief Executive Officer of the Company, and Brian Cameron, Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

	(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange
Act of 1934; and

	(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/ Bradley J. Moynes
Bradley J. Moynes
Chief Executive Officer
July 16, 2007

/s/ Brian Cameron
Brian Cameron
Chief Financial Officer
July 16, 2007